UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: September 8, 1998



                          SAVOIR TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-11560               94-2414428
----------------------------       ------------       ----------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)       Identification Number)



     254 East Hacienda Avenue, Campbell, CA                     95008
    ----------------------------------------                  ----------
    (Address of principal executive offices)                  (Zip Code)



                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On September 8, 1998, Savoir Technology Group, Inc. (the "Company") through its subsidiary Business Partner Solutions, Inc., a Texas corporation ("BPS"), acquired the IBM mid-range distribution business of REAL Applications, Ltd., a California corporation ("REAL"), pursuant to that certain asset purchase agreement (the "Asset Purchase Agreement"), dated September 8, 1998, by and between BPS and REAL, attached hereto as Exhibit 2.1* and incorporated herein by reference.

         Pursuant to the terms of the Asset Purchase Agreement, BPS acquired the IBM mid-range distribution business of REAL for $12,875,000 paid in cash at the closing of the transaction. The funds used by the Company for the acquisition described herein were borrowed pursuant to that certain Inventory and Working Capital Financing Agreement by and among IBM Credit Corporation, the Company, BPS and MCBA Systems, Inc. dated as of September 4, 1998.

         In conjunction with the Asset Purchase Agreement, REAL's direct reseller business has agreed to affiliate with BPS and purchase its IBM RS/6000, RS/6000SP and Netfinity products from BPS, pursuant to that certain Solution Provider Agreement, dated September 8, 1998, by and between BPS and REAL, attached hereto as Exhibit 10.1* and incorporated herein by reference.

         In addition, in connection with the Asset Purchase Agreement (i) BPS has agreed to purchase certain inventory from REAL pursuant to a Sales Agreement between BPS and REAL; (ii) REAL has agreed to provide to BPS, facilities and administrative support for a limited period of time in order to support those employees hired by BPS pursuant to a Facilities and Services Agreement;
(iii) REAL and certain of REAL's affiliates have entered into an Agreement
Not to Compete with the Company and BPS; and (iv) REAL has agreed to assign to BPS and BPS has agreed to assume certain distributor agreements pursuant to an Agreement of Assignment and Assumption.

         On September 9, 1998, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release related to the Company's announcement that it had purchased the IBM mid-range distribution business of REAL.


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*   Confidential Treatment requested pursuant to a request for confidential treatment filed with the Commission on September 23, 1998. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.

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

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Financial Statements of business acquired.

         The Financial Statements required by this Item 7 will be filed by an amendment to this Current Report on Form 8-K within the time period provided by
Item 7.

         (b)      Pro forma financial information.

         The pro forma financial information required by this Item 7 will be filed by an amendment to this Current Report on Form 8-K within the time period provided by Item 7.

         (c)      Exhibits.

                  2.1* Asset Purchase Agreement by and between Business Partner Solutions, Inc., a subsidiary of Savoir Technology Group, Inc. and REAL Applications Ltd. dated as of September 8, 1998.

                  10.1* Solution Provider Agreement by and between Business Partner Solutions, Inc., a subsidiary of Savoir Technology Group, Inc. and REAL Applications Ltd. dated as of September 8, 1998.

                  99.1     Press Release dated September 9, 1998.

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*     Confidential Treatment requested pursuant to a request for confidential treatment filed with the Commission on September 23, 1998. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  September 23, 1998

                                             SAVOIR TECHNOLOGY GROUP, INC.



                                             By       /s/ Dennis J. Polk
                                               --------------------------------
                                                         Dennis J. Polk
                                                    Chief Accounting Officer

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

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
-----------   -----------

2.1* Asset Purchase Agreement by and between Business Partner Solutions, Inc., a subsidiary of Savoir Technology Group, Inc. and REAL Applications Ltd. dated as of September 8, 1998.

10.1* Solution Provider Agreement by and between Business Partner Solutions, Inc., a subsidiary of Savoir Technology Group, Inc. and REAL Applications Ltd. dated as of September 8, 1998.

99.1          Press Release dated September 9, 1998.

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*    Confidential Treatment requested pursuant to a request for confidential treatment filed with the Commission on September 23, 1998. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.

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